EXHIBIT 10.1

                       [LETTERHEAD OF CIT BUSINESS CREDIT]



                                  July 18, 2000



Weiner's Stores, Inc.
6005 Westview Drive
Houston, Texas  77055

Attn:      Mr. Raymond J. Miller
           Chairman, President and
           Chief Executive Officer

Dear Mr. Miller:

           Reference is made to that certain Revolving Credit Agreement dated as of August 26, 1997 (as amended, modified or supplemented from time to time, the "Credit Agreement"), among Weiner's Stores, Inc., a Delaware corporation (the "Borrower"), the financial institutions from time to time party thereto (collectively, the "Lenders" and individually, a "Lender"), and The CIT Group/Business Credit, Inc., as a Lender and as agent for the Lenders (in such capacity, the "Agent"). Capitalized terms used but not otherwise defined herein shall have the same meanings ascribed to such terms in the Credit Agreement.

           The Borrower, the Lenders, and the Agent desire to amend certain provisions of the Credit Agreement. Accordingly, in accordance with Section
10.03 of the Credit Agreement, the Borrower, the Lenders, and the Agent hereby agree as follows:

1. Capital Expenditures. Section 8.08 of the Credit Agreement is hereby amended to read in its entirety as follows:

           "Make or be committed to make, or permit any of its Subsidiaries to make or be committed to make, any expenditure (by purchase or capitalized lease) for fixed or capital assets other than expenditures (including obligations under Capitalized Leases) which would not cause the aggregate amount of all such expenditures to exceed (i) $6,500,000 for the fiscal year of the Borrower ending February 3, 2001, (ii) $8,500,000 for each of the fiscal years ending February 2, 2002, and February 1, 2003, respectively, or (iii) $5,000,000 for the period beginning on February 2, 2003 and ending on August 30, 2003 and each fiscal year thereafter."

2. Cumulative FIFO EBITDA. Section 8.12 of the Credit Agreement is hereby amended to read in its entirety as follows:

           "Permit Cumulative FIFO EBITDA for any fiscal quarter (calculated on a rolling twelve (12) month basis) of the Borrower ending on the dates set forth below to be less than the amount specified opposite each such fiscal quarter.

           Fiscal Quarter                           Amount
           --------------                           ------
           July 29, 2000                          (5,500,000)
           October 28, 2000                       (1,300,000)
           February 3, 2001                        2,100,000
           May 5, 2001                             2,875,000
           August 4, 2001                          2,875,000
           November 3, 2001                        2,875,000
           February 2, 2002                        3,375,000
           May 4, 2002                             3,875,000
           August 3, 2002                          3,875,000
           November 2, 2002                        3,875,000
           February 1, 2003                        4,375,000
           May 3, 2003                             4,875,000
           August 2, 2003                          4,875,000"


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

3. The following definitions of "Applicable Eurodollar Margin," "Applicable Prime Margin," and "Maximum Legal Rate" are hereby added to the definitions in Section 1.01 of the Credit Agreement:

           "APPLICABLE EURODOLLAR MARGIN shall mean the increment over the Eurodollar rate as determined at the beginning of each Fiscal Quarter after the Agent's receipt of the Borrower's financial statements as required under Section 7, hereof for the prior Fiscal Quarter based upon the FIFO EBITDA amount through February 3, 2001 and a Indebtedness to FIFO EBITDA ratio subsequent to February 3, 2001 set forth below as at the end of the prior Fiscal Quarter for rolling 12 months and shall be equal to:

           -------------------------------------------- -----------------------
                         FIFO EBITDA                       EURODOLLAR MARGIN +
           -------------------------------------------- -----------------------
           12 months ended 7/29/00
           ============================================ -----------------------
           Greater than ($4,300,000)                             2.50
           -------------------------------------------- -----------------------
           Less than ($4,300,000)                                2.75
           -------------------------------------------- -----------------------

           -------------------------------------------- -----------------------
           12 months ended 10/28/00
           ============================================ -----------------------
           Greater than $750,000                                 2.50
           -------------------------------------------- -----------------------
           Greater than 0 less than $750,000                     2.75
           -------------------------------------------- -----------------------
           Less than 0                                           3.00
           -------------------------------------------- -----------------------

           -------------------------------------------- -----------------------
           12 months ended 2/3/01
           ============================================ -----------------------
           Greater than $3,000,000                               2.50
           -------------------------------------------- -----------------------
           Greater than $2,600,000 less than $3,000,000          2.75
           -------------------------------------------- -----------------------
           Greater than $2,100,000 less than $2,600,000          3.00
           -------------------------------------------- -----------------------
           Less than $2,100,000                                  3.25
           -------------------------------------------- -----------------------

           -------------------------------------------- -----------------------
           INDEBTEDNESS  TO  FIFO  EBITDA                  EURODOLLAR MARGIN +
           RATIO-SUBSEQUENT  TO 2/3/01
           -------------------------------------------- -----------------------

           -------------------------------------------- -----------------------
           Less than 2.0                                         2.25
           -------------------------------------------- -----------------------
           Greater than 2.0 less than 4.0                        2.50
           -------------------------------------------- -----------------------
           Greater than 4.0 less than 6.0                        2.75
           -------------------------------------------- -----------------------
           Greater than 6.0 less than 8.0                        3.00
           -------------------------------------------- -----------------------
           Greater than 8.0                                      3.25
           -------------------------------------------- -----------------------

           -------------------------------------------- -----------------------

           For purposes of calculations the Indebtedness to FIFO EBITDA Ratio herein above, "Indebtedness" shall mean all obligations under the Credit Agreement, excluding the outstanding amount of any Letters of Credit issued pursuant thereto.

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


           "APPLICABLE PRIME MARGIN shall mean the increment over the Reference Rate as determined at the beginning of each Fiscal Quarter after the Agent's receipt of the Borrower's financial statements as required under Section 7.01 hereof for the prior Fiscal Quarter based upon the FIFO EBITDA amount set forth below through February 3, 2001 and Indebtedness to FIFO EBITDA subsequent to February 3, 2001 as at the end of the prior Fiscal Quarter and shall be equal to:

           --------------------------------------------- ---------------------
                      FIFO EBITDA                                PRIME
                                                                MARGIN +
           --------------------------------------------- ---------------------
           12 months ended 7/29/00
           ============================================= ---------------------
           Greater than ($4,300,000)                              0.50
           --------------------------------------------- ---------------------
           Less than ($4,300,000)                                 0.75
           --------------------------------------------- ---------------------

           --------------------------------------------- ---------------------
           12 months ended 10/28/00
           ============================================= ---------------------
           Greater than $750,000                                  0.50
           --------------------------------------------- ---------------------
           Greater than 0 less than $750,000                      0.75
           --------------------------------------------- ---------------------
           Less than 0                                            1.00
           --------------------------------------------- ---------------------

           --------------------------------------------- ---------------------
           12 months ended 2/3/01
           ============================================= ---------------------
           Greater than $3,000,000                                0.50
           --------------------------------------------- ---------------------
           Greater than $2,600,000 less than $3,000,000           0.75
           --------------------------------------------- ---------------------
           Greater than $2,100,000 less than $2,600,000           1.00
           --------------------------------------------- ---------------------
           Less than $2,100,000                                   1.25
           --------------------------------------------- ---------------------

           --------------------------------------------- ---------------------
           INDEBTEDNESS  TO  FIFO  EBITDA                         PRIME
           RATIO-SUBSEQUENT  TO 2/3/01                           MARGIN +
           --------------------------------------------- ---------------------

           --------------------------------------------- ---------------------
           Less than 2.0                                          0.25
           --------------------------------------------- ---------------------
           Greater than 2.0 less than 4.0                         0.50
           --------------------------------------------- ---------------------
           Greater than 4.0 less than 6.0                         0.75
           --------------------------------------------- ---------------------
           Greater than 6.0 less than 8.0                         1.00
           --------------------------------------------- ---------------------
           Greater than 8.0                                       1.25
           --------------------------------------------- ---------------------

           --------------------------------------------- ---------------------

           For purposes of calculations the Indebtedness to FIFO EBITDA Ratio herein above, "Indebtedness" shall mean all obligations under the Credit Agreement, excluding the outstanding amount of any Letters of Credit issued pursuant thereto.

           "MAXIMUM LEGAL RATE shall mean the maximum lawful interest rate which may be contracted for, charged, taken, received or reserved under this Credit Agreement or the Loan Documents by CIT in accordance with applicable state or federal law (whichever provides for the highest permitted rate), taking into account all items contracted for, charged, or received in connection with the Obligations evidenced hereby which are treated as interest under the applicable state or federal law, as such rate may change from time to time. The Maximum Legal Rate shall be calculated in a manner that takes into account any and all fees, payments and other charges in respect of the Loan Documents that constitute interest under applicable law. Each change in any interest rate provided for herein based upon the Maximum Legal Rate resulting from a change in the Maximum Legal Rate shall take effect without notice to the Company at the time of such change in the Maximum Legal Rate. For purposes of determining the Maximum Legal Rate under Texas law, the applicable rate ceiling shall be: (a) the "weekly ceiling" described in and computed in accordance with the provisions of Section 303.003 of the Texas Finance Code, as amended; or (b) if the parties subsequently contract as allowed by Texas law, the quarterly ceiling or the annualized ceiling computed pursuant to
           Section 303.008 of the Texas Finance Code, as amended; provided, however, that at any time the "weekly ceiling", the quarterly ceiling or the annualized ceiling shall be less than 18% per annum or more than 24% per annum, the provisions of Section 303.009(a) and Section 303.009(b) of the Texas Finance Code, as amended, shall control for purposes of such determination, as applicable."

4. Section 2.05 ("Interest Rate") is hereby deleted and the following is substituted in lieu thereof.

                      "2.05 (a) Interest on the Revolving Loan shall be payable on each Interest Payment Date applicable thereto and shall be an amount equal to (a) at the Borrower's election (i) for each Reference Loan, the Applicable Prime Margin plus Reference Rate (Prime) per annum on the average of the net balances owing by the Borrower to the Agent and/or the Lenders in the Borrower's Revolving Loan Account at the close of each day during such month or balances other than Eurodollar Loans or (ii) for each Eurodollar Loan, the Applicable Libor Margin plus the Eurodollar Rate or any Eurodollar Loan, on a per annum basis, on the average of the net balances owing by the Borrower to the Agent and/or the Lenders in the Borrower's Revolving Loan Account at the close of each day during such month or (b) interest computed in accordance with the provisions of clause (a) but at the Maximum Legal Rate. In the event of any change in said Applicable Prime Margin, the rate under clause (a)(i) above shall change, as of the first of the month following any change, so as to remain equal to the Applicable Prime Margin. The rate hereunder shall be calculated based on a 360-day year. The Agent and the Lenders shall be entitled to charge the Borrower's Revolving Loan Account at the rate provided for herein when due until all Obligations have been paid in full. Said Rates shall be together with any additional interest owing pursuant to Section 2.14 hereof.


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


                      (b) In conjunction with the determination of the Applicable Prime and Eurodollar Margin, the Borrower shall deliver to the Agent as soon as possible:

                                 (i) the financial statements and officer
                      certification as required under Section 7, Paragraph 7.01(b) hereof for each Fiscal Quarter commencing with the Fiscal Quarter ending on July 29, 2000 and each Fiscal Quarter thereafter.

                                 (ii) a certificate of the Borrower's Chief
                      Financial Officer certifying:

                                            (x) the computation of the proper
                                 Applicable Prime and/or Eurodollar Margin; and

                                            (y) the absence of any Default or
                                 Event of Default.

                      (c) In the event that the Borrower does not deliver the foregoing documents to the Agent prior to any scheduled interest calculation date, the Agent at its election may, in addition to its other rights and remedies, charge interest computed at the highest applicable Eurodollar Margin or Prime Margin for any existing Eurodollar Loans. Notwithstanding the foregoing, no reduction in any Applicable Eurodollar Margin or Prime Margin shall be effective if a Default or Event of Default has occurred hereunder, which has not been waived by the Required Lenders or cured to the Required Lender's satisfaction, the Borrower may not request any additional Eurodollar Loans and nothing contained herein shall limit, restrict or prohibit the Agent and the Lenders charging the Default Rate of Interest subject to and in accordance with the provisions of this Credit Agreement."

           Pursuant to mutual agreement, we shall charge you a one-time Facility Fee in the amount of $40,000.00 for this accommodation, which fee shall be in addition to all other fees we are entitled to charge you under the Credit Agreement and shall be due and charged to your loan account upon execution of this agreement. You hereby confirm that we may charge your loan account with such amount.

           In consideration of the use of our in-house legal department and facilities in documenting this amendment, you hereby agree to pay us a Documentation Fee equal to $750.00. Said amount shall be due and payable upon the date hereof and will be charged to your loan account under the Credit Agreement.


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

           Except as specifically set forth herein, no other charge in the terms or conditions of the Credit Agreement is intended or implied. If the foregoing is in accordance with your understanding, please so indicate by signing and returning to us the enclosed copy of this letter.

                               Very truly yours,

                               THE CIT GROUP BUSINESS CREDIT, INC., as
                               Agent and Lender


                               By:         /s/ Grant Weiss
                                           ---------------
                               Name:       Grant Weiss
                               Title:      Assistant Vice President


                               GENERAL ELECTRIC CAPITAL CORPORATION, a Lender


                               By:         /s/ Martin Greenberg
                                           --------------------
                               Name:       Martin Greenberg
                               Title:      Duly Authorized Signatory

Read and Agreed to:

WEINER'S STORES, INC., Borrower

By:          /s/ Raymond J. Miller
             ---------------------
Name:        Raymond J. Miller
Title:       Chairman, President, and
             Chief Executive Officer




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